1 Q 2 3 E a r n i n g s P r e s e n t a t i o n A p r i l 2 7 , 2 0 2 3 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “intend,” “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “would,” “could,” “typically,” “usually,” “anticipate,” “may,” “estimate,” “outlook,” “project,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of Federal Reserve actions impacting the level of market interest rates and increases in business failures, specifically among our clients, as well as on our business, our employees and our ability to provide services to our customers; the potential impact of recent and possible future bank failures on the business environment in which we operate, including potential customer deposit withdrawals from Valley National Bank or business disruptions or liquidity issues that may affect our customers; the impact of unfavorable macroeconomic conditions or downturns, instability or volatility in financial markets, unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by and factors outside of our control, such as geopolitical instabilities or events; natural and other disasters (including severe weather events) and health emergencies, acts of terrorism or other external events; risks associated with our acquisition of Bank Leumi USA, including (i) the inability to realize expected cost savings and synergies from the acquisition in the amounts or timeframe anticipated and (ii) greater than expected costs or difficulties relating to integration matters; the loss of or decrease in lower-cost funding sources within our deposit base; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; the inability to attract new customer deposits to keep pace with loan growth strategies; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the risks related to the replacement of the London Interbank Offered Rate with Secured Overnight Financing Rate and other reference rates, including increased expenses and risk of litigation and the effectiveness of hedging strategies; cyber-attacks, ransomware attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; changes to laws and regulations, including changes affecting oversight of the financial services industry; changes in the enforcement and interpretation of such laws and regulations; and changes in accounting and reporting standards; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank (FRB), the Consumer Financial Protection Bureau (CFPB) and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida, Alabama, California, and Illinois, as well as an unexpected decline in commercial real estate values within our market areas; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

3 Overview of 1Q 2023 Balance Sheet Strength Supported by Diversification ▪ Total Deposits Remained Stable Supported by Diverse Sources and Granular Relationships ▪ Excess Loan Growth Reflects Consistent Origination Activity and Modest Payoffs ▪ Substantial Excess Liquidity Available From On- and Off-Balance Sheet Sources ▪ Strong Capital Position with Minimal Exposure to OCI Impacts ▪ Highly Diversified CRE Portfolio With Modest and Granular Office Portfolio Liquidity Actions ▪ Utilized Short-Term FHLB Advances to Quickly Build Excess Liquidity Out of An Abundance of Caution ▪ Bolstered On-Hand Liquidity With Fully FDIC-Insured Indirect Customer Deposits Sourced Across Substantial Dealer Network ▪ Excess Liquidity Continues to Normalize as FHLB Advances Mature Key Business Initiatives ▪ Loan Growth Remains Well-Balanced by Geography and Asset Class ▪ Utilizing Tools to Increase Insured Deposits While Preserving and Enhancing Customer Relationships ▪ Prioritizing Service Excellence and Holistic Approach to Customer Relationships ▪ Streamlining Technology and External Resources to Manage Go-Forward Costs

4 1Q23 4Q22 1Q22 1Q23 4Q22 1Q22 Net Income ($mm) $146.6 $177.6 $116.7 $154.5 $182.9 $120.3 Return on Average Assets Annualized 0.98% 1.25% 1.07% 1.03% 1.29% 1.10% Efficiency Ratio (Non-GAAP) -- -- -- 53.8% 49.3% 53.2% Diluted Earnings Per Share $0.28 $0.34 $0.27 $0.30 $0.35 $0.28 Pre-Provision Net Revenue 2 ($mm) $218.2 $252.4 $159.6 $226.6 $263.0 $167.1 PPNR / Average Assets 2 Annualized 1.46% 1.77% 1.47% 1.51% 1.85% 1.53% GAAP Reported Non-GAAP Adjusted 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 2 Pre-provision net revenue equals net interest income plus total non-interest income less total non-interest expense 1Q 2023 Financial Highlights Adjusted earnings reflect net interest income headwinds inclusive of excess liquidity drag in March, and lower 1Q23 day count. Seasonal expense increases, primarily related to payroll taxes, offset solid non-interest income results. Provision reflective of loan growth and positive underlying credit trends.

5 29% 57% 34% 10% 0.15% 0.14% 0.19% 0.59% 1.36% 1.96% 0.25% 0.30% 0.96% 2.39% 3.82% 4.69% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Total Deposits Average Fed Funds (Upper) Avg. Fed Funds (Upper) Total Cost of Deposits Cumulative Beta 4Q21 0.25% 0.15% -- 1Q22 0.30% 0.14% -- 2Q22 0.96% 0.19% 5% 3Q22 2.39% 0.59% 20% 4Q22 3.82% 1.36% 34% 1Q23 4.69% 1.96% 41% Total Deposits Remain Stable Deposit Balance Trends ($bn) 20.3 23.6 22.9 11.9 14.5 13.6 3.4 9.6 11.1 35.6 47.6 47.6 3/31/2022 12/31/2022 3/31/2023 Savings & Interest Checking Non-Interest Time 23% 48% Avg. Fed Funds vs. Deposit Costs (%) Cumulative Beta (Current Cycle) 1 1 Cumulative Beta is measured as the change in Valley’s quarterly average deposit costs since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period. 20% 30% 50%

6 Customer Deposit Base Diversified by Geography and Source Traditional Branch Deposits $32.0 67% Specialized Deposits $8.5 18% Fully FDIC-Insured Indirect Customer $7.1 15% Nat'l Deposits, Cannabis & Digital $2.5 International Corporate $0.9 Technology $1.3 Private Banking & Wealth $1.6 Other Commercial $1.7 Other $0.5 $47.6bn $8.5bn New Jersey $17.5 New York $5.1 Florida $7.8 Alabama $1.7 $32.0bn Total Deposit Breakdown (as of 3/31/23) Specialized Deposits by Business Line ($bn, as of 3/31/23)Traditional Branch Deposits 2 ($bn, as of 3/31/23) Uninsured Deposit & Liquidity ($bn, as of 3/31/23) 1 “High Quality Available Liquidity” includes the following off balance sheet sources of potential liquidity: FHLB, unencumbered investment securities, FRBNY Discount Window Availability, and Uncommitted Fed Funds Lines 2 Traditional Branch Deposits Include Commercial (inclusive of $1bn of HOA deposits), Consumer and Government $14.9 $5.7 $14.5 $20.2 Uninsured Deposits Cash & Available Liquidity Cash on Balance Sheet High Quality Available Liquidity 1 Cash & Available Liquidity Stands at 1.4x Uninsured Deposits 31% Uninsured 128 branches 16 branches 42 branches 42 branches

7 NJ $2.2 NY $0.5 FL $0.9 PA $0.6 Other $0.4 $58,000 Average Account Size (Commercial & Consumer) Highly Granular Deposits – 3/31/2023 Customer Type Deposits ($bn) % of Total Deposits Commercial $19.6 41% Consumer $16.3 34% Fully FDIC-Insured Indirect $7.1 15% Fully-Collateralized Government 1 $4.6 10% Top 10 Commercial Industries 2 Deposits ($bn) % of Total Deposits Real Estate / Rental / Leasing $3.8 8% Finance & Insurance $3.5 7% Professional, Scientific, Technical Services $2.7 6% Other Services $2.0 4% Construction $1.4 3% Wholesale Trade $1.0 2% Health Care & Social Assistance $1.0 2% Retail Trade $0.9 2% Manufacturing $0.8 2% Arts, Entertainment & Recreation $0.6 1% 1 Fully-collateralized to relevant state requirements 2 Commercial industries determined by NAICS Sector / Industry $4.6bn Fully-Collateralized Government Deposits by State 1 10+ Years Average Customer Relationship with Valley 625,000 Deposit Customers ~80% of Customers With Valley for 5 Years or More

8 Multifamily 17% Non Owner-Occupied CRE 24% Healthcare CRE 5% Owner-Occupied CRE 9% C&I 19% Consumer 7% Residential R.E. 11% Construction 8% CRE 46% C&I 28% Other 26% New Loan Originations ($bn) 1 Loan classifications according to Call Report schedule which may not correspond to classifications outlined in earnings release. 2 CRE includes multifamily, non-owner occupied CRE and healthcare CRE; C&I includes owner- occupied CRE and C&I; Other includes construction, residential RE and Consumer. 3 Cumulative Beta is measured as the change in Valley’s quarterly average loan yield since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period. Slower Payoffs Continue to Enhance Loan Growth Gross Loans ($bn) $46.9 $48.7 12/31/2022 3/31/2023 3/31/2023 Loan Composition 1, 2 1Q23 Annualized: +14.9% $2.6 $3.6 $2.7 $2.6 $2.5 3.32% 4.08% 5.21% 6.20% 6.61% 3.67% 3.91% 4.48% 5.20% 5.48% 1Q22 2Q22 3Q22 4Q22 1Q23 Origination Volume (Gross) New Origination Rate Avg. Portfolio Yield Cumulative Loan Beta (Current Cycle) 3 Avg. Fed Funds (Upper) Avg. Loan Yield Cumulative Beta 4Q21 0.25% 3.83% -- 1Q22 0.30% 3.67% -- 2Q22 0.96% 3.91% 11% 3Q22 2.39% 4.48% 30% 4Q22 3.82% 5.20% 38% 1Q23 4.69% 5.48% 37%

9 CRE Detail as of 3/31/2023 Portfolio by Collateral Type Apartment & Residential 29% Retail 19% Mixed Use 10% Office 10% Healthcare Office 1% Industrial 11% Healthcare 10% Specialty & Other 10% Portfolio by Geography Florida 25.2% New Jersey 20.0% Other 21.5% Other NYC Boroughs 13.3% Manhattan (Multifamily) 6.2% Manhattan (Other) 4.2% New York (ex. NYC) 9.6% Geography Outstanding ($bn) % of Total Wtd. Avg. LTV Wtd. Avg. DSCR Florida $6.8 25.2% 61% 1.95x New Jersey $5.4 20.0% 61% 1.73x Other NYC Boroughs $3.6 13.3% 56% 1.52x Manhattan $2.8 10.4% 38% (53% ex Co-Ops) 1.79x New York (ex. NYC) $2.6 9.6% 55% 1.83x Other $5.8 21.5% 64% 1.68x Total $27.0 100.0% 58% 1.76x $27.0bn $27.0bn Sums may be inconsistent due to rounding. $4.3bn of CRE Portfolio (16%) is Owner-Occupied.

10 Office 10% Healthcare Office 1% Granular & Diverse Office Portfolio CRE Portfolio $27.0bn Office Portfolio by Geography Florida & Alabama $1.1 36% New Jersey $0.8 26%Other $0.5 17% New York (ex. Manhattan) $0.5 15% Manhattan $0.2 6% $3.1bn Geography Outstanding ($bn) Avg. Size ($mm) % of Total Office Wtd. Avg. LTV Wtd. Avg. DSCR Florida & Alabama $1.1bn $1.5mm 36% 53% 2.04x New Jersey $0.8 $2.3 26% 54% 1.80x New York (ex. Manhattan) $0.5 $3.4 15% 52% 1.80x Manhattan $0.2 $4.9 6% 49% 2.22x Other $0.5 $0.4 17% 58% 1.73x Total $3.1bn $2.2mm 100% 54% 1.90x ▪ Single $315,000 loan on non-accrual (0.01% of office). ▪ No charge-offs in recent history. ▪ 73% of portfolio is multi-tenant. ~20% of Office Portfolio is Owner-Occupied.

11 1 Excludes FDIC transaction covered loan charge-offs for the following periods: $1.5mm in 2014, $0.1mm in 2013, $4.0mm in 2012, and $14.4mm in 2011. 2 Peers include major exchange traded banks and thrifts with assets $40 billion to $80 billion as of 12/31/2022. Excludes merger targets. Source: S&P Capital IQ Pro A proven and prudent risk management culture and rigorous underwriting standards have helped Valley create a strong credit culture, which has allowed Valley to maintain strong credit metrics and outperform the industry in both ordinary business cycles and periods of stress. Track Record of Below-Peer Net Charge-Offs (“NCOs”) 0.12% 0.14% 0.21% 0.40% 0.29% 0.31% 0.23% 0.28% 0.11% 0.03% 0.02% 0.01% 0.00% 0.06% 0.12% 0.05% 0.05% 0.14% 0.19% 0.84% 1.66% 1.88% 1.01% 0.52% 0.25% 0.11% 0.11% 0.15% 0.11% 0.15% 0.14% 0.20% 0.05% 0.06% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 VLY Non-Covered NCOs / Avg. Loans Peer Median NCOs / Avg. Loans 1 2

SLIDE 12

Net Interest Margin

Net Interest Income ($mm) and Margin


3.16%
3.43%
3.60%
3.57%
3.16%
$318
$420
$455
$467
$437
1Q22
2Q22
3Q22
4Q22
1Q23
Net Interest Income ($mm)
NIM

- **1Q23 day count and excess liquidity weighed on net interest income by ~$8.5mm.**
- **~40% of sequential decline (or 16b) in net interest margin was related to day count and excess liquidity.**
- **Excess liquidity continues to be prudently-managed in relation to a normalization of deposit flows.**

All metrics are represented on a fully tax equivalent basis

13 $10.7 $17.8 $20.4 $14.4 $10.1 $10.9 $7.0 $13.6 $12.0 $1.0 $0.9 $0.5 $6.2 $10.3 $10.5 $39.3 $52.8 $54.3 1Q22 4Q22 1Q23 Other Non-Interest Income Capital Markets Wealth, Trust & Insurance Gain on Sale of Loans Deposit Service Charges Other $17.8 33% Wealth, Trust & Insurance $12.0 22% Capital Markets $10.9 20% Service Charges $10.5 19% Gain-on-Sale of Loans, net $0.5 1% Loan Servicing $2.7 5% 1Q23 Non-Interest Income Composition ($mm) Diverse Fee Income Sources $54.3mm Non-Interest Income ($mm)

14 255.7 263.8 10.6 8.4 266.2 272.2 4Q22 1Q23 Adjusted Reported 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding. Seasonal Non-Interest Expense Growth Non-Interest Expenses ($mm) 1 Efficiency Ratio Trend 1 53.2% 49.3% 53.8% 1Q22 4Q22 1Q23 Quarterly Expense Waterfall ($mm, Adj.) 1 255.7 263.8 7.6 2.3 (1.8) 4Q22 Q/Q Chg.in Payroll Taxes Q/Q Chg.in FDIC Assessment Other Q/Q Chg. 1Q23 Seasonal 1Q elevation in payroll taxes. Increase in FDIC Initial Base Assessment Rate as expected. Other expense categories were well-controlled during the quarter.

15 0.65% 0.72% 0.65% 0.57% 0.50% 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Asset Quality Non-Accrual Loans / Total Loans Loan Loss Provision ($mm) Allowance for Credit Losses for Loans / Total Loans 0.99% 1.03% 1.07% 1.13% 1.10% 1.03% 0.95% 3/31/2022 6/30/2022 9/30/2022 12/31/22 3/31/23 Net Charge-offs ($mm) 1 Excludes $62.4mm of charge-offs related to PCD loans acquired from Leumi and recognized upon completion of the merger in accordance with GAAP. Sums may be inconsistent due to rounding. $(0) $2 $(6) $22 $30 0.00% 0.02% (0.05%) 0.19% 0.25% 1Q22 2Q22 3Q22 4Q22 1Q23 Net Charge-offs NCOs / Avg. Loans $3.5 $2.7 $1.8 $7.3 $9.5 $41.0 1Q22 2Q22 3Q22 4Q22 1Q23 Provision Non-PCD Acquired Loans 1

16 Resi MBS 49% Corporate & Other 14%U.S. Treasury 23% U.S. Gov't Agency 2% Obligations of States & Political 1% Municipals 11% Resi MBS 75% TRUPs 1% Corporate & Other 2% U.S. Treasury 2% U.S. Gov't Agency 8% Obligations of States & Political 2% Municipals 10% Small, High-Quality Securities Portfolio AFS Securities Portfolio (as of 3/31/23) $1.3bn HTM Securities Portfolio (as of 3/31/23) $3.8bn 87% A-Rated or Better 95% A-Rated or Better Our high-quality securities portfolio represents a modest 8% of total assets. We manage our portfolio for liquidity, not income.

17 Equity & Capitalization $7.93 $7.71 $7.87 $8.15 $8.36 $11.60 $11.84 $11.98 $12.23 $12.41 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 TBV per share Book Value per share Book Value and Tangible Book Value per Share 1 Equity Capitalization Level 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 7.96% 7.46% 7.40% 7.45% 6.82% 11.70% 11.40% 11.22% 11.14% 10.12% 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Tangible Common Equity / Tangible Assets Equity / Assets Holding Company Capital Ratios 3/31/22 12/31/22 3/31/23 OCI-Adjusted 1 Tier 1 Leverage 8.70 8.23 7.96 7.72 Common Equity Tier 1 9.67 9.01 9.02 8.72 Tier 1 Risk-Based 10.27 9.46 9.46 9.16 Total Risk-Based 12.65 11.63 11.58 11.29 Conservative Liquidity Build Weighed on TCE / TA by ~56bp 1

A p p e n d i x

19 Non-GAAP Reconciliations to GAAP Financial Measures March 31, December 31, March 31, ($ in thousands, except for share data) 2023 2022 2022 Adjusted net income available to common shareholders (Non-GAAP): Net income, as reported (GAAP) $146,551 $177,591 $116,728 Add: Losses (gains) on available for sale and held to maturity securities transactions (net of tax) (a) 17 5 6 Add: Provision for credit losses for available for sale securities (b) 5,000 - - Add: Merger related expenses (net of tax) (c) 2,962 5,285 3,579 Net income, as adjusted (Non-GAAP) $154,530 $182,881 $120,313 Dividends on preferred stock 3,874 3,630 3,172 Net income available to common shareholders, as adjusted (Non-GAAP) $150,656 $179,251 $117,141 (a) Included in (losses) gains on securities transactions, net. (b) Included in provision for credit losses for for held to maturity and available for sale securities (tax disallowed). (c) Merger related expenses are primarily within salary and employee benefits expense for the three months ended March 31, 2023. Adjusted per common share data (Non-GAAP): Net income available to common shareholders, as adjusted (Non-GAAP) $150,656 $179,251 $117,141 Average number of shares outstanding 507,111,295 506,359,704 421,573,843 Basic earnings, as adjusted (Non-GAAP) $0.30 $0.35 $0.28 Average number of diluted shares outstanding 509,656,430 509,301,813 423,506,550 Diluted earnings, as adjusted (Non-GAAP) $0.30 $0.35 $0.28 Adjusted annualized return on average tangible shareholders' equity (Non-GAAP): Net income, as adjusted (Non-GAAP) $154,530 $182,881 $120,313 Average shareholders' equity 6,440,215 6,327,970 5,104,709 Less: Average goodwill and other intangible assets 2,061,361 2,074,367 1,538,356 Average tangible shareholders' equity 4,378,854 4,253,603 3,566,353 Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP) 14.12% 17.20% 13.49% Adjusted annualized return on average assets (Non-GAAP): Net income, as adjusted (Non-GAAP) $154,530 $182,881 $120,313 Average assets $59,867,002 $56,913,215 $43,570,251 Annualized return on average assets, as adjusted (Non-GAAP) 1.03% 1.29% 1.10% Adjusted annualized return on average shareholders' equity (Non-GAAP): Net income, as adjusted (Non-GAAP) $154,530 $182,881 $120,313 Average shareholders' equity 6,440,215 6,327,970 5,104,709 Annualized return on average shareholders' equity, as adjusted (Non-GAAP) 9.60% 11.56% 9.43% Three Months Ended

20 March 31, December 31, March 31, ($ in thousands) 2023 2022 2022 Annualized return on average tangible shareholders' equity (Non-GAAP): Net income, as reported (GAAP) $146,551 $177,591 $116,728 Average shareholders' equity 6,440,215 6,327,970 5,104,709 Less: Average goodwill and other intangible assets 2,061,361 2,074,367 1,538,356 Average tangible shareholders' equity 4,378,854 4,253,603 3,566,353 Annualized return on average tangible shareholders' equity (Non-GAAP): 13.39% 16.70% 13.09% Efficiency ratio (Non-GAAP): Non-interest expense, as reported (GAAP) $272,166 $266,240 $197,340 Less: Merger-related expenses (pre-tax) 4,133 7,372 4,628 Less: Amortization of tax credit investments (pre-tax) 4,253 3,213 2,896 Non-interest expense, as adjusted (Non-GAAP) $263,780 $255,655 $189,816 Net interest income, as reported (GAAP) 436,020 465,819 317,669 Non-interest income, as reported (GAAP) 54,299 52,796 39,270 Add: Losses on available for sale and held to maturity securities transactions, net (pre-tax) 24 7 9 Non-interest income, as adjusted (Non-GAAP) $54,323 $52,803 $39,279 Gross operating income, as adjusted (Non-GAAP) 490,343 518,622 356,948 Efficiency ratio (Non-GAAP) 53.79% 49.30% 53.18% Annualized pre-provision net revenue / average assets Net interest income, as reported (GAAP) $436,020 $465,819 $317,669 Non-interest income, as reported (GAAP) 54,299 52,796 39,270 Less: Non-interest expense, as reported (GAAP) 272,166 266,240 197,340 Pre-provision net revenue (GAAP) $218,153 $252,375 $159,599 Average assets $59,867,002 $56,913,215 $43,570,251 Annualized pre-provision net revenue / average assets (GAAP) 1.46% 1.77% 1.47% Annualized pre-provision net revenue / average assets, as adjusted Pre-provision net revenue (GAAP) $218,153 $252,375 $159,599 Add: Merger-related expenses (pre-tax) 4,133 7,372 4,628 Add: Amortization of tax credit investments (pre-tax) 4,253 3,213 2,896 Add: Losses on available for sale and held to maturity securities transactions, net (pre-tax) 24 7 9 Pre-provision net revenue, as adjusted (Non-GAAP) 226,563 262,967 167,132 Average assets $59,867,002 $56,913,215 $43,570,251 Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP) 1.51% 1.85% 1.53% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

SLIDE 21

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	March 31, 2023	December 31, 2022	As of September 30, 2022	June 30, 2022	March 31, 2022
Tangible book value per common share (Non-GAAP):					
Common shares outstanding	507,762,358	506,374,478	506,351,502	506,328,526	421,437,068
Shareholders' equity	$6,511,581	$6,400,802	$6,273,828	$6,204,913	$5,096,384
Less: Preferred Stock	209,691	209,691	209,691	209,691	209,691
Less: Goodwill and other intangible assets	2,056,107	2,069,719	2,079,731	2,090,147	1,543,238
Tangible common shareholders' equity (Non-GAAP)	$4,245,783	$4,121,392	$3,984,406	$3,905,075	$3,343,455
Tangible book value per common share (Non-GAAP):	$8.36	$8.14	$7.87	$7.71	$7.93
Tangible common equity to tangible assets (Non-GAAP):					
Tangible common shareholders' equity (Non-GAAP)	$4,245,783	$4,121,392	$3,984,406	$3,905,075	$3,343,455
Total assets	64,319,460	57,466,232	55,927,501	54,438,807	43,551,457
Less: Goodwill and other intangible assets	2,056,107	2,069,719	2,079,731	2,090,147	1,543,238
Tangible assets (Non-GAAP)	62,263,353	55,396,513	53,847,770	52,348,660	42,008,219
Tangible common equity to tangible assets (Non-GAAP)	6.82%	7.44%	7.40%	7.46%	7.96%

Capital Ratios as of March 31, 2023

($ in thousands)	Reported		OCI Adjusted			
	Amount	Ratio	Reported Capital	OCI Adj.	Capital as Adjusted	Adj. Ratio
Holding Company Regulatory Capital Ratios						
Total Risk-Based Capital	$5,656,193	11.58%	$5,656,193	($143,647)	$5,512,546	11.29%
Common Equity Tier 1 Capital	4,402,540	9.02%	4,402,540	(143,647)	$4,258,893	8.72%
Tier 1 Risk-based Capital	4,617,381	9.46%	4,617,381	(143,647)	$4,473,734	9.16%
Tier 1 Leverage Capital	4,617,381	7.96%	4,617,381	(143,647)	$4,473,734	7.72%

22 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Travis Lan, FSVP – Director, Corporate Finance & Business Development ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC For More Information